                                                              EXHIBIT (8)(x)(ii)

             AMENDMENT NO. 1 TO ADMINISTRATIVE SERVICES AGREEMENT

     Pursuant to the Administrative Services Agreement, made and entered into as of the 20th day of November, 2000, by and among Ayco Series Trust, The Ayco Company, L.P. and American General Life Insurance Company, the parties do hereby agree to an amended Schedule One and Schedule Two as attached hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to the Administrative Services Agreement to be executed in its name and on its behalf by its duly authorized representative. This Amendment No. 1 shall take effect on October 1, 2001.


                         AYCO SERIES TRUST
                         By its authorized officer,


                         By:  ______________________________________

                         Title:  ____________________________________



                         THE AYCO COMPANY, L.P.
                         By its authorized officer,


                         By:  ______________________________________

                         Title:  ____________________________________



                         AMERICAN GENERAL LIFE INSURANCE COMPANY
                         By its authorized officer,


                         By:  ______________________________________

                         Title:  ____________________________________

                                  SCHEDULE ONE

                            (AS OF OCTOBER 1, 2001)


INVESTMENT COMPANY NAME:                 FUND NAME(S):
------------------------                 -------------

Ayco Series Trust                        Ayco Growth Fund

                                  SCHEDULE TWO

                            (AS OF OCTOBER 1, 2001)

                               LIST OF CONTRACTS

 .   Platinum Investor VA
 .   Platinum Investor I VUL and Platinum Investor II VUL
 .   Platinum Investor III VUL
 .   Platinum Investor Survivor VUL
 .   Platinum Investor Survivor II VUL
 .   Corporate America VUL